UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 22, 2012

AngioDynamics, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-50761	11-3146460

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14 Plaza Drive, Latham, New York 12110

(Address of Principal Executive Offices) (Zip Code)

(518) 798-1215
(Registrant’s telephone number, including area code)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           AngioDynamics 2004 Stock and Incentive Award Plan

On October 22, 2012, AngioDynamics, Inc. (“AngioDynamics”) held its 2012 Annual Meeting of Shareholders (the “Annual Meeting”), at which AngioDynamics’ shareholders approved an amendment to the AngioDynamics, Inc. 2004 Stock and Incentive Award Plan to increase the total number of shares of common stock that may be offered under the plan from 4,750,000 to 5,750,000 shares.  The board of directors approved the amendment, subject to shareholder approval, on September 5, 2012.

The material features of the AngioDynamics, Inc. 2004 Stock and Incentive Award Plan are filed herewith as Exhibit 99.1 and incorporated herein by reference.  The above description of the AngioDynamics, Inc. 2004 Stock and Incentive Award Plan is qualified in its entirety by reference to the copy of such plan filed herewith as Exhibit 10.1 and incorporated herein by reference.

Also at the Annual Meeting, AngioDynamics’ shareholders approved an amendment to the AngioDynamics, Inc. Employee Stock Purchase Plan to increase the total number of shares of common stock that may be offered under the plan from 700,000 to 1,200,000 shares.  The board of directors approved the amendment, subject to shareholder approval, on September 5, 2012.

The material features of the AngioDynamics, Inc. Employee Stock Purchase Plan are filed herewith as Exhibit 99.2 and incorporated herein by reference.  The above description of the AngioDynamics, Inc. Employee Stock Purchase Plan is qualified in its entirety by reference to the copy of such plan filed herewith as Exhibit 10.2 and incorporated herein by reference.

Item 5.07 – Submission of Matters to a Vote of Security Holders.

(a)             AngioDynamics’ Annual Meeting was held on October 22, 2012.

(b)              Shareholders voted on the matters set forth below.

1.	The nominees for election to the Board of Directors were elected, each as a Class III director to serve until the 2015 Annual Meeting of Shareholders, based upon the following votes:

Nominee	Votes For	Withheld	Broker Non Votes
David Burgstahler	30,408,064	729,169	2,510,147

Wesley E. Johnson, Jr.	30,771,973	365,260	2,510,147

Steven R. LaPorte	30,768,717	368,516	2,510,147

2.
The proposal to ratify the appointment of PricewaterhouseCoopers LLP as AngioDynamics’ independent registered public accounting firm for the fiscal year ending May 31, 2013 was approved based upon the following votes:

Votes for approval	33,397,133
Votes against	167,325
Abstentions	82,922
There were no broker non-votes for this item.

3.
The proposal to approve an amendment to the AngioDynamics, Inc. 2004 Stock and Incentive Award  Plan to increase the total number of shares of common stock that may be offered under the plan from 4,750,000 to 5,750,000 was approved based upon the following votes:

Votes for approval	28,587,239
Votes against	2,531,647
Abstentions	18,347
Broker non votes	2,510,147

4.
The proposal to approve an amendment to the AngioDynamics, Inc. Employee Stock Purchase Plan to increase the total number of shares of common stock that may be offered under the plan from 700,000 to 1,200,000 was approved based upon the following votes:

Votes for approval	30,921,119
Votes against	197,520
Abstentions	18,594
Broker non votes	2,510,147

5.	The proposal to approve, on an advisory basis, AngioDynamics’ overall executive compensation policies and procedures for its named executive officers was approved based upon the following votes:

Votes for approval	30,069,333
Votes against	608,605
Abstentions	459,295
Broker non votes	2,510,147

(c) Not applicable.

(d) Not applicable.

Item 9.01 – Financial Statements and Exhibits.

(d)               Exhibits.

Exhibit No.	Description

10.1
AngioDynamics, Inc. 2004 Stock and Incentive Award Plan (as amended) (incorporated by reference to AngioDynamics’ Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on September 10, 2012).

10.2
AngioDynamics, Inc. Employee Stock Purchase Plan (as amended) (incorporated by reference to AngioDynamics’ Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on September 10, 2012).

99.1 99.2	Summary of the AngioDynamics, Inc. 2004 Stock and Incentive Award Plan (as amended). Summary of the AngioDynamics, Inc. Employee Stock Purchase Plan (as amended).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANGIODYNAMICS, INC. (Registrant)

Date: October 25, 2012	By:	/s/ D. Joseph Gersuk
D. Joseph Gersuk
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1
AngioDynamics, Inc. 2004 Stock and Incentive Award Plan (as amended) (incorporated by reference to AngioDynamics’ Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on September 10, 2012).

10.2
AngioDynamics, Inc. Employee Stock Purchase Plan (as amended) (incorporated by reference to AngioDynamics’ Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on September 10, 2012).

99.1 99.2	Summary of the AngioDynamics, Inc. 2004 Stock and Incentive Award Plan (as amended). Summary of the AngioDynamics, Inc. Employee Stock Purchase Plan (as amended).